Exhibit 99.3

AMENDMENT NO. 2, CONSENT AND LIMITED WAIVER TO
REVOLVING CREDIT, LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 2, CONSENT AND LIMITED WAIVER TO REVOLVING CREDIT, TERM LOAN AND SECURITY AGREEMENT (this “Amendment”) dated as of August 31, 2006 is by and between CHAMPION PARTS, INC., an Illinois corporation (“Borrower”), the financial institutions which are now or which hereafter become a party to such Loan Agreement (collectively, the “Lenders” and individually a “Lender”) and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as collateral and administrative agent for such Lenders (PNC, together with its successors in such capacity, the “Agent”).

RECITALS:

WHEREAS, Borrower, Agent and the Lenders are parties to a Revolving Credit, Loan and Security Agreement dated as of August 10, 2004 (as from time to time amended, restated, supplemented or otherwise modified, the “Loan Agreement”), pursuant to which the Lenders have agreed to make loans and other extensions of credit to Borrower in accordance with the terms thereof;

WHEREAS, Borrower wishes and the Lenders are willing, to amend the Loan Agreement, subject to the terms and conditions of this Amendment;

WHEREAS, Borrower wishes to enter a certain Asset Purchase Agreement and purchase certain assets thereto from TAP Holdings LLC, a California limited liability company, and would like Agent to consent to such purchase of assets;

WHEREAS, Borrower acknowledges that certain Events of Default exist under the Loan Agreement and wishes that Agent waive such Events of Default; and

WHEREAS, this Amendment shall constitute a Loan Document, these Recitals shall be construed as part of this Amendment and capitalized terms used but not otherwise defined in this Amendment shall have the meanings described to them in the Loan Agreement.

NOW, THEREFORE, in consideration of the foregoing and the agreements, promises and covenants set forth below, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1

Consent to Acquisition of Tomco Inventory.  Reference is hereby made to that certain Asset Purchase Agreement dated as of August 31, 2006 (the “Purchase Agreement”), by and among Borrower and TAP Holdings LLC, a California limited liability company (the “Seller”).  Pursuant to the terms of the Purchase Agreement, Borrower desires to purchase from Seller, and Seller desires to sell to Borrower, certain inventory, customer lists and other assets of the Tomco Business (as defined in the Purchase Agreement).  Pursuant to the terms of Section 7.1(a) of the Loan Agreement, and subject to the conditions set forth in Section 6 below, Agent and the Lenders hereby consent to the acquisition by Borrower of the Assets (as defined in the Purchase Agreement) pursuant to and in accordance with the terms of the Purchase Agreement.

Section 2

Amendments to Loan Agreement.

(a)

Section 1.2 (General Terms).

(i)

The definition of “Permitted Encumbrances” is hereby amended to add the following new clause “(k)” thereto, immediately following clause (j), as follows:

“, and (k) Liens in favor of TAP Holdings on those specific “Assets” (as defined in the Tap Holdings Purchase Agreement) purchased by Borrower from Tap Holdings under the Tap Holdings Purchase Agreement; provided that such Liens in favor of Tap Holdings are subordinated to the first priority security interest in favor of Agent.”

(ii)

The following  new additional definitions are hereby added to Section 1.2 of the Loan Agreement (in alphabetical order) as follows:

“Tap Holdings” shall mean TAP Holdings LLC, a California limited liability company.”

“Tap Holdings Purchase Agreement” shall mean that certain Asset Purchase Agreement dated as of August 31, 2006, by and among Borrower and TAP Holdings.”

(b)

Section 2.1(a)(ii) (Inventory Advance Rate).  Section 2.1(a)(ii) of the Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof::

“(ii)

up to the lesser of (A) $6,500,000 in the aggregate at any one time, or (B) 90% of the Net Orderly Liquidation Value of Eligible Inventory (the “Inventory Advance Rate; the Receivables Advance Rate and the Inventory Advance Rate shall be referred to collectively as the “Advance Rates”), subject to the provisions of Section 2.1(b), provided that Eligible Inventory consisting of raw core Inventory shall not exceed an aggregate amount of to $1,700,000, which amount shall be reduced by $62,500 at the end of each calendar quarter beginning on December 31, 2006; minus”

(c)

Section 13.1

(Term).  Section 13.1 of the Loan Agreement is hereby deleted in its entirety and replaced with the following in lieu thereof:

“This Agreement, which shall inure to the benefit of and shall be binding upon the respective successors and permitted assigns of Borrower, Agent and each Lender, shall become effective on the date hereof and shall continue in full force and effect until for a period of four (4) years after the Closing Date until August 10, 2008 (the “Term”) unless sooner terminated as herein provided.  Borrower may terminate this Agreement at any time upon ninety (90) days’ prior written notice upon payment in full of the Obligations”

(d)

Section 6.5

Fixed Charge Coverage Ratio.  Section 6.5 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“6.5

Fixed Charge Coverage Ratio.  Maintain a Fixed Charge Coverage of not less than that set forth below for the applicable period:

Period Ending	Fixed Charge Coverage Ratio
For the twelve (12) months ending September 30, 2006, and as at the last day of the month ending each fiscal quarter thereafter, for the twelve (12) months then ending.	1.25 to 1.0

Section 3

Limited Waiver.  Borrowers each acknowledge that the following Events of Default have occurred and are continuing under the Loan Agreement (the “Current Defaults”):  Event of Default under Section 10.3(i) of the Loan Agreement for failure or neglect of Borrowers to maintain the proper Fixed Charge Coverage Ratio in violation of Section 6.5 of the Loan Agreement for the Fiscal Quarter ending March 31, 2006 and the Fiscal Quarter ending June 30, 2006.  Agent and each of the Lenders hereby waive, effective as of the date of this Amendment, the Current Defaults.  The foregoing waiver is expressly limited to the periods stated and shall not affect any breach of the subject provisions for any other period.

Section 4

Representations and Warranties.  To induce the Agent and the Lenders to enter into this Amendment and provide consent to the Tomco Inventory Acquisition, Borrower represents and warrants that:

(a)

No Default.  No Default or Event of Default (other than the Current Defaults) shall have occurred to be continuing as of the date hereof;

(b)

Representations and Warranties.  As of the date hereof and, after giving effect to this Amendment and the transactions contemplated hereby, the representations and warranties of Borrower contained in the Loan Documents are true, accurate and complete in all respects on and as of the date hereof to the same extent as though made on and as of such date except to the extent such representations and warranties specifically relate to an earlier date; and

(c)

Organizational Authority.  (i) The execution, delivery and performance by Borrower of this Amendment are within its corporate powers and have been duly authorized by all necessary corporate action, (ii) this Amendment is the legal, valid and binding obligation of Borrower enforceable in accordance with its terms and (iii) neither the execution, delivery or performance by Borrower of this Amendment (1) violates any law or regulation, or any order or decree of any Governmental Body, (2) conflicts with or results in the breach or termination of, constitutes a default under or accelerates any performance required by, any indenture, mortgage, deed of trust, lease, agreement or other instrument to which such Person is a party or by which such Person or any of its property is bound, (3) results in the creation or imposition of any Lien (other than Permitted Encumbrances) upon any of the Collateral, (4) violates or conflicts with the articles or certificate of incorporation, bylaws, or other organizational documents of such Person, or (5) requires the consent, approval or authorization of, or declaration or filing with, any other Person, except for those already  duly obtained.

(d)

No Liens other than Permitted Encumbrances.  All of the inventory and other assets purchased by Borrower under the Purchase Agreement are free and clear of all Liens and encumbrances whatsoever, other than Permitted Encumbrances.

Section 5

Conditions Precedent.  The effectiveness of this Amendment is subject to the following conditions precedent:

(a)

No Default.  No Default or Event of Default (other than the Current Defaults) under the Loan Agreement, as amended hereby, shall have occurred and be continuing.

(b)

Warranties and Representations.  After giving effect to this Amendment and the transactions contemplated hereby, the warranties and representations of Borrower contained in the Loan Documents shall be true and correct as of the effective date hereof, with the same effect as though made on such date, except to the extent that such warranties and representations expressly relate to an earlier date, and all of such representations and warranties (except those relating to an earlier date) are hereby remade by Borrower as of the date hereof.

(c)

Document Deliveries.  Agent shall receive the following documents, each in form and substance satisfactory to the Agent:

(i)

This Amendment, in four (4) fully executed original counterparts; and

(ii)

True and complete copy of the Purchase Agreement.

(d)

Other Requirements.  The Agent shall have received such other documentation which it shall have requested pursuant to this Amendment.

(e)

Amendment Fee.  The Agent shall have been paid an amendment fee in the amount of $30,000, which fee shall be fully earned on the date hereof and non-refundable.  Borrower hereby authorized Agent to charge such fee to the Borrower’s Account.

Section 6

Conditions to Consent of Purchase Agreement.  The effectiveness of Agent’s consent to the purchase of Assets (as defined in the Purchase Agreement) by Borrower under the Purchase Agreement is subject to the following conditions:

(a)

Delivery of an Officer’s Certificate with respect to the Asset Purchase Agreement, including delivery of a fully executed, true and complete copy of the Asset Purchase Agreement, in form as set forth as Exhibit A attached hereto;

(b)

Payoff Letters and lien releases on all existing liens on the Assets (as defined in the Purchase Agreement), in form and substance acceptable to Agent;

(c)

Upon the purchase of the Assets (as defined under the Purchase Agreement) under the Purchase Agreement, Agent shall have a first priority security interest on all of the Assets;

(d)

Borrower shall have Undrawn Availability of at least $500,000 (exclusive of, and in addition to, the $250,000 block reserve set forth in Section 2.1(a)(y)(iii) of the Loan Agreement) at the time of the closing of the Purchase Agreement and after giving effect to the transactions contemplated thereto, including without limitation, payment of the Purchase Price (as defined in the Purchase Agreement);

(e)

Delivery of a Subordination Agreement from Seller in connection with Aggregate Deferred Payment Amount and the Note (each as defined in the Purchase Agreement), in form as set forth as Exhibit B attached hereto;

(f)

Delivery of a copy of the executed subordinated promissory note made by Borrower in favor of Seller in connection with the Purchase Agreement, in form as set forth as Exhibit C attached hereto; and

(g)

The transactions contemplated under the Purchase Agreement and the purchase of Assets under the Purchase Agreement, shall be consummated on or prior to December 31, 2006.

Section 7

Reference to and Effect on Loan Documents.

(a)

Ratification.  Except as specifically amended above, the Loan Agreement and the other Loan Documents shall remain in full force and effect.  Notwithstanding anything contained herein, the terms of this Amendment are not intended to and do not effect a novation of the Loan Agreement or any other Loan Document.  Borrower hereby ratifies and reaffirms each of the terms and conditions of the Loan Documents to which it is a party and all of its obligations thereunder.

(b)

No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Loan Agreement or any of the other Loan Documents.

(c)

References.  Upon the effectiveness of this Amendment each reference in (a) the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” or words of similar import and (b) any other Loan Document to “the Agreement” or “the Loan Agreement” shall, in each case and except as otherwise specifically stated therein, mean and be a reference to the Loan Agreement as amended hereto.

Section 8

Releases; Indemnities.

(a)

In further consideration of Agent’s execution of this Amendment, Borrower for itself and on behalf of its respective successors (including, without limitation, any trustees acting on behalf of Borrower and any debtor-in-possession with respect to Borrower), assigns, subsidiaries and Affiliates, hereby forever releases Agent and each Lender and their respective successors, assigns, parents, subsidiaries, Affiliates, officers, employees directors, agents and attorneys (collectively, the “Releases”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of action (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent (collectively, “Claims”), that Borrower may have against the Releasees which arise from or relate to any actions which the Releasees may have taken or omitted to take prior to the date this Amendment was executed, including without limitation with respect to the Obligations, any Collateral, the Loan Agreement, any other Loan Document and any third parties liable in whole or in part for the Obligations, other than arising out of such Agent’s or such Lender’s gross negligence or willful misconduct.  This provision shall survive and continue in full force and effect whether or not Borrower shall satisfy all other provisions of this Amendment, the Loan Documents or the Loan Agreement including payment in full of all Obligations.

(b)

Borrower hereby agrees that its obligation to indemnify and hold the Releasees harmless as set forth herein shall include an obligation to indemnify and hold the Releasees harmless with respect to any and all liabilities, obligations, losses, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever incurred by the Releasees, or any of them, whether direct, indirect or consequential, as a result of or arising from or relating to any proceeding by, or on behalf of, any Person, including, without limitation, officers, directors, agents, trustees, creditors, partners or shareholders of Borrower, whether threatened or initiated, asserting any claim for legal or equitable remedy under any statute, regulation or common law principle arising from or in connection with the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Amendment or any other document executed in connection herewith, other than arising out of such Releasees’ gross negligence or willful misconduct.  The foregoing indemnity shall survive the payment in full of the Obligations and the termination of this Amendment, the Loan Agreement and the other Loan Documents.

Section 9

Miscellaneous.

(a)

Successors and Assigns.  This Amendment shall be binding on and shall inure to the benefit of Borrower, Agent, the Lenders and their respective successors and assigns.

(b)

Entire Agreement.  This Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

(c)

Fees and Expenses.  In accordance with Section 15.9 of the Loan Agreement, Borrower agrees to pay all fees, costs and expenses incurred by the Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment.

(d)

Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(e)

Severability.  Wherever possible, each provision of this Amendment shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(f)

Counterparts.  This Amendment may be executed in any number of separate original counterparts (or telecopied counterparts with original execution copy to follow) and by the different parties on separate counterparts, each of which shall be deemed to be an original, but all of such counterparts shall together constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

(g)

Incorporation of Loan Agreement Provisions.  The provisions contained in Section 15.1 (Governing Law) and Section 12.3 (Jury Waiver) of the Loan Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

[Signatures follow]

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Signature Page to Amendment No. 2, Consent and Limited Waiver to
Revolving Credit, Loan and Security Agreement

CHAMPION PARTS, INC. By: ____/s/Jerry A. Bragiel____________ Name: _Jerry A. Bragiel______________ Title: __President & CEO_____________ Address: 2005 W. Avenue B Hope, AR 71801

CHICAGO/#1523647

Signature Page to Amendment No. 2, Consent and Limited Waiver to
Revolving Credit, Loan and Security Agreement

PNC BANK, NATIONAL ASSOCIATION, as Lender and as Agent By: _/s/Bruce J. Mettel_____________ Vice President One South Wacker Drive, Suite 2980 Chicago, Illinois 60606 Commitment Percentage: 100%

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EXHIBIT A

Asset Purchase Agreement

[See Attached]

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EXHIBIT B

Subordinated Promissory Note

[See Attached]

EXHIBIT C

Subordination and Standstill Agreement

[See Attached]

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